UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 27, 2014

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31463	16-1241537
(Commission File Number)	(IRS Employer Identification No.)

345 Court Street Coraopolis, Pennsylvania	15108
(Address of Principal Executive Offices)	(Zip Code)

(724) 273-3400
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	3
SIGNATURE	4

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 27, 2014, the Board of Directors (the “Board”) of Dick’s Sporting Goods, Inc. (the “Company”) appointed Mark J. Barrenechea to serve as a member of the Board and the Audit Committee of the Board, effective immediately. Mr. Barrenechea will serve as a Class B Director, with his current term expiring at the Company’s 2016 annual stockholders’ meeting. Mr. Barrenechea has over 24 years of experience in the technology industry, both in software management and server manufacturing, and will bring insight regarding e-commerce to the Board. The Board has determined that Mr. Barrenechea qualifies as an independent director and an audit committee financial expert under the New York Stock Exchange and related rules and regulations of the Securities and Exchange Commission.

Mr. Barrenechea has served as the President and Chief Executive Officer of OpenText Corporation (NASDAQ: OTEX) since January 2012. Prior to joining OpenText, Mr. Barrenechea was President and Chief Executive Officer of Silicon Graphics International Corporation (NASDAQ: SGI) since April 2007. During Mr. Barrenechea’s tenure at SGI, he led strategy and execution, which included transformative acquisitions of assets, as well as penetrating diverse new markets and geographic regions. Previously, Mr. Barrenechea served as Executive Vice President and Chief Technology Officer for CA, Inc. (NASDAQ: CA), (formerly Computer Associates International, Inc.) from 2003 to 2006 and was a member of the executive management team. Before joining CA, Mr. Barrenechea served as Senior Vice President of Applications Development at Oracle Corporation, from 1997 to 2003, managing a multi-thousand person global team while serving as a member of the executive management team.

In connection with his appointment to the Board, and consistent with the Board’s current compensation arrangements for non-employee directors, Mr. Barrenechea: (1) was granted an option to purchase 20,000 shares of the Company’s Common Stock based on the fair market value of the Common Stock at the time of grant, which vests 25% on each of the next four anniversaries of the grant date, subject to continued service on the Board on the applicable vesting date; and (2) will be eligible to receive the Company’s standard annual compensation for non-employee directors, which includes a grant of restricted stock, a cash retainer, per meeting fees and reimbursement of expenses.

There were no arrangements or understandings between Mr. Barrenechea and any other person pursuant to his election as a director, and there are and have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, regarding Mr. Barrenechea that are required to be disclosed by Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: March 3, 2014	By:	/s/ DAVID I. MOSSÉ
	Name:	David I. Mossé
	Title:	SVP – General Counsel and Corporate Secretary